NATIONS SEPARATE ACCOUNT TRUST
Nations Value Portfolio
Nations Marsico 21st Century Portfolio
Nations Marsico Focused Equities Portfolio
Nations Marsico Growth Portfolio
Nations Small Company Portfolio
Nations MidCap Growth Portfolio
Nations International Value Portfolio
Nations Marsico International Opportunities Portfolio
Nations Asset Allocation Portfolio
Nations High Yield Bond Portfolio

Supplement dated June 16, 2004
to the Statement of Additional Information dated May 1, 2004

The Board of Trustees (the "Board") of Nations Separate Account Trust (the "Trust") has accepted the resignation of Edward D. Bedard as President and Chief Executive Officer of the Trust effective June 1, 2004. Mr. Bedard was succeeded by Keith T. Banks, who the Board appointed as President and Chief Executive Officer of the Trust. Mr. Banks currently is Chief Executive Officer and Chief Investment Officer of Columbia Management Group. Columbia Management Group entities are now subsidiaries of Bank of America Corporation, which is also the parent company of Banc of America Capital Management, LLC (the investment adviser to the Trust's portfolios). These changes in management have not affected, nor are they expected to affect, the Trust's portfolio management activities or day-to-day operations.

Accordingly, the information in the Trust's statement of additional information relating to Edward D. Bedard under "MANAGEMENT OF THE TRUST - The Trustees and Principal Officers" is replaced with the following information relating to Keith T. Banks:
Name and Age Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen	Other Directorships Held by Trustee
Keith T. Banks Age: 48 Chief Executive Officer and President	Indefinite term; President and Chief Executive Officer since June 2004

President and Chief Executive Officer of the Trust, NFST, NMIT, Nations Balanced Target Maturity Fund, Inc. and Hatteras Income Securities, Inc. since June 2004. President and Chief Investment Officer of Asset Management for Bank of America since April 2004. Member of Bank of America's Management Operating Committee since April 2004. Chief Executive Officer and Chief Investment Officer of Columbia Management Group (formerly known as Fleet Asset Management) from August 2000 through April 2004. Managing Director and Head of U.S. Equity at JP Morgan Investment Management prior to August 2000.

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